Exhibit 99.1

July 24, 2008

JANUS ANNOUNCES SECOND QUARTER 2008 RESULTS

Second quarter earnings from continuing operations of $0.40 per diluted share, including a one-time tax benefit of $0.06 per diluted share

Long-term net inflows of $5.0 billion for the quarter,
the highest in nearly 8 years

More than three-fourths of Janus’ mutual funds outperformed their
Lipper peer group medians for 1, 3 and 5 years (1)

Announced plans to acquire an additional 50% interest in U.S. value manager
Perkins, Wolf, McDonnell and Company, LLC

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported second quarter net income from continuing operations of $65.6 million, or $0.40 per diluted share, compared with net income from continuing operations of $39.0 million, or $0.24 per diluted share, in the first quarter 2008 and $51.6 million, or $0.28 per diluted share, in the second quarter 2007.  Second quarter 2008 includes a one-time income tax benefit of approximately $0.06 per share associated with a legislative change in state taxes.  The company’s operating margin from continuing operations for the second quarter 2008 was 34.5% compared with 31.8% for the first quarter 2008 and 34.6% for the second quarter 2007.

Flows and Assets Under Management

Average assets under management during the second quarter increased 5.5% to $200.1 billion compared with $189.7 billion during the first quarter 2008.  At June 30, 2008, the company’s total assets under management were $191.8 billion compared with $187.6 billion at March 31, 2008.

(1)

Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS). The number of funds in each trust is 26, 22 and 12, respectively. Complete Lipper rankings are based on total returns and are on pages 11 and 12.

The increase in firmwide assets during the second quarter reflects long-term net inflows of $5.0 billion, $0.4 billion of net market depreciation / fund performance and money market net outflows of $0.4 billion.

Excluding INTECH, Janus had long-term net inflows during the second quarter this year of $4.8 billion compared with long-term net outflows of $0.4 billion in the previous quarter.  INTECH had long-term net inflows of $0.2 billion during the second quarter 2008 compared with long-term net outflows of $1.1 billion in the first quarter 2008.

Investment Management

Despite challenging market conditions during the second quarter, Janus’ relative investment performance remained strong with approximately 78%, 81% and 83% of Janus’ mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of June 30, 2008.(2)  In addition, 79% of Janus mutual funds have a 4- or 5-star Overall Morningstar RatingTM at June 30, 2008.(3)

“In the midst of a turbulent market, we’re pleased that our continued strong performance and investments in distribution led to our best quarterly flows in nearly eight years,” said Janus CEO Gary Black.  “It’s especially gratifying to see Janus-managed products gaining traction with institutional clients.”

(2)

Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are JIF, JAD and JAS. The number of funds in each trust is 26, 22 and 12, respectively. Complete Lipper rankings are based on total returns and are on pages 11 and 12.

(3)

Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history. Morningstar rankings are based on risk-adjusted returns. Complete Morningstar ratings are on pages 13-15.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30,	March 31,	June 30,
	2008*	2008	2007

Continuing Operations (Investment Management)
Average Assets (in billions)	$200.1	$189.7	$188.2
Ending AUM (in billions)	$191.8	$187.6	$190.6
Revenues	$304.2	$281.2	$273.0
Operating Expenses	$199.1	$191.7	$178.6
Operating Income	$105.1	$89.5	$94.4
Operating Margin	34.5%	31.8%	34.6%

Net Income	$65.6	$39.0	$51.6

Diluted Earnings per Share	$0.40	$0.24	$0.28

Shares Repurchased (in millions)	2.6	5.2	10.4
Cost of Shares Repurchased	$75.0	$134.2	$276.5
Average Price	$28.93	$25.75	$26.60
Total shares outstanding end of period (in millions)	160.6	162.7	176.3

*	Net income and diluted earnings per share for second quarter 2008 include a one-time income tax benefit of approximately $10.8 million, or $0.06 per share.

Continuing Operations

Second quarter 2008 revenues of $304.2 million increased 8.2% from the previous quarter due to higher average assets under management driven primarily by favorable market conditions through the first two months of the quarter and higher performance fees.  Operating expenses increased $7.4 million, or 3.9%, from the previous quarter as a result of higher asset-based distribution expenses and administrative expenses.

Non-operating items for the second quarter 2008 include a one-time $10.8 million, or $0.06 per diluted share, income tax benefit as a result of a legislative change in Colorado state taxes.  Beginning in 2009, Janus’ tax rate will decline by approximately 1% from the current rate as a result of the change in state taxes.  Also included in non-operating items is a gain of $3.0 million on Janus’ seed capital investments compared with a $9.5 million mark-to-market loss in the first quarter 2008.

Acquisition

On July 7, 2008, Janus agreed to purchase an additional 50% interest in the U.S. value manager Perkins, Wolf, McDonnell and Company, LLC (“Perkins”) for $90.0 million in cash.  Pending customary regulatory and fund shareholder approvals, the acquisition is expected to close in the fourth quarter 2008.

“Perkins has been a key strategic partner for Janus and we have great confidence in its ability as a value manager,” Black said. “This acquisition will enable Janus to offer clients a broader range of investment products, including a large-cap value fund later this year.”

Capital and Liquidity

At June 30, 2008, Janus had stockholders’ equity of $1.6 billion, cash and investments of $477 million and $1.1 billion of outstanding debt.  As part of its capital and liquidity management, Janus reduced its outstanding shares by 1.3% during the second quarter by repurchasing 2.6 million shares of its common stock at an average price of $28.93 per share and a total cost of $75 million.

Second Quarter 2008 Earnings Call Information

Janus will discuss its results during a conference call on Thursday, July 24 at 10 a.m. Eastern Daylight Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (“Janus”) is a recognized leader of growth and risk-managed investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of June 2008, Janus managed $191.8 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, Hong Kong and Singapore.  Janus Capital Group consists of Janus Capital Management LLC and Enhanced Investment Technologies, LLC (INTECH).  In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (7/08).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data or as noted)

	Three Months Ended
	June 30,	March 31,	June 30,
	2008	2008	2007
Investment Management Revenues:
Investment management fees	$239.8	$225.5	$220.6
Performance fees	11.6	5.6	3.8
Shareowner servicing fees and other	52.8	50.1	48.6
Total	304.2	281.2	273.0

Investment Management Operating Expenses:
Employee compensation and benefits	91.6	91.8	86.8
Long-term incentive compensation	12.5	12.1	17.0
Marketing and advertising	8.7	7.8	5.0
Distribution	38.2	36.3	34.5
Depreciation and amortization	10.7	9.9	8.7
General, administrative and occupancy	37.4	33.8	26.6
Total	199.1	191.7	178.6

Investment Management Operating Income	105.1	89.5	94.4

Interest expense	(18.8)	(18.9)	(11.5)
Investment gains (losses), net	3.0	(9.5)	0.4
Other income, net	1.0	4.2	4.6
Income tax provision	(23.8)	(24.5)	(32.9)
Equity in earnings of unconsolidated affiliate	2.3	2.0	1.7
Minority interest in consolidated earnings	(3.2)	(3.8)	(5.1)

Income from Continuing Operations	65.6	39.0	51.6

Income (loss) from Discontinued Operations	0.7	(1.6)	(2.8)

Net income	$66.3	$37.4	$48.8

Diluted weighted average shares outstanding (in millions)	162.4	164.0	182.4
Diluted earnings per share:
Continuing operations	$0.40	$0.24	$0.28
Discontinued operations	0.00	(0.01)	(0.02)
Diluted earnings per share	$0.41	$0.23	$0.27

Average Assets Under Management (in billions)	$200.1	$189.7	$188.2

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	June 30,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$275.7	$480.7
Marketable securities	201.1	210.7
Other assets	343.4	344.9
Property and equipment, net	48.4	46.5
Intangibles and goodwill, net	2,511.6	2,451.5
Assets related to discontinued operations	12.4	29.8
Total Assets	$3,392.6	$3,564.1

Liabilities and Stockholders’ Equity
Debt	$1,127.8	$1,127.7
Other liabilities	215.5	297.8
Deferred income taxes	401.8	404.3
Liabilities related to discontinued operations	8.8	10.8
Stockholders’ equity	1,638.7	1,723.5
Total Liabilities and Stockholders’ Equity	$3,392.6	$3,564.1

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	June 30,	March 31,	June 30,
	2008	2008	2007
Cash provided by (used in):
Operating activities	$78.8	$1.9	$130.2
Investing activities	6.9	(76.4)	(13.2)
Financing activities	(80.3)	(135.9)	316.4
Net change during period	$5.4	$(210.4)	$433.4

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007
Growth/Blend
Beginning of period assets	$76.8	$83.5	$65.7
Sales	8.9	5.9	4.7
Redemptions	4.7	5.6	4.0
Net sales (redemptions)	4.2	0.2	0.7
Market appreciation (depreciation)	0.9	(6.9)	5.1
End of period assets	$81.8	$76.8	$71.6

Global/International
Beginning of period assets	$22.1	$24.9	$19.5
Sales	1.0	1.1	1.7
Redemptions	0.9	1.8	1.1
Net sales (redemptions)	0.1	(0.7)	0.6
Market appreciation (depreciation)	(1.2)	(2.1)	2.0
End of period assets	$21.0	$22.1	$22.1

Mathematical/Quantitative
Beginning of period assets	$61.2	$69.7	$66.3
Sales	2.5	1.8	4.5
Redemptions	2.3	2.9	3.2
Net sales (redemptions)	0.2	(1.1)	1.3
Market appreciation (depreciation)	—	(7.5)	2.6
End of period assets	$61.3	$61.2	$70.1

Fixed Income
Beginning of period assets	$3.8	$4.9	$4.8
Sales	0.2	0.5	0.8
Redemptions	0.5	1.6	0.3
Net sales (redemptions)	(0.2)	(1.1)	0.5
Market appreciation (depreciation)	—	—	—
End of period assets	$3.7	$3.8	$5.2

Alternatives
Beginning of period assets	$1.4	$0.8	$0.4
Sales	0.1	0.7	0.1
Redemptions	0.2	0.1	—
Net sales (redemptions)	—	0.6	0.1
Market appreciation (depreciation)	(0.1)	—	—
End of period assets	$1.2	$1.4	$0.4

Value
Beginning of period assets	$10.1	$10.1	$10.5
Sales	1.5	1.3	0.8
Redemptions	0.6	0.8	1.1
Net sales (redemptions)	0.9	0.5	(0.3)
Market appreciation (depreciation)	—	(0.5)	0.6
End of period assets	$10.9	$10.1	$10.8

Money Market
Beginning of period assets	$12.2	$12.8	$9.0
Sales	23.0	24.9	22.8
Redemptions	23.4	25.5	21.5
Net sales (redemptions)	(0.4)	(0.6)	1.3
Market appreciation (depreciation)	—	—	—
End of period assets	$11.8	$12.2	$10.4

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007
Total
Beginning of period assets	$187.6	$206.7	$176.2
Sales	37.2	36.2	35.3
Redemptions	32.6	38.3	31.3
Net sales (redemptions)	4.6	(2.1)	4.0
Market appreciation (depreciation)	(0.4)	(17.0)	10.3
End of period assets	$191.8	$187.6	$190.6

Total Excluding Money Markets
Beginning of period assets	$175.4	$194.0	$167.2
Sales	14.2	11.3	12.6
Redemptions	9.2	12.8	9.8
Net sales (redemptions)	5.0	(1.5)	2.8
Market appreciation (depreciation)	(0.4)	(17.0)	10.3
End of period assets	$179.9	$175.4	$180.2

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$114.2	$124.2	$100.9
Sales	11.7	9.5	8.1
Redemptions	6.9	9.9	6.6
Net sales (redemptions)	4.8	(0.4)	1.5
Market appreciation (depreciation)	(0.4)	(9.5)	7.7
End of period assets	$118.6	$114.2	$110.1

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented.  Therefore totals and subtotals may not foot.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 6/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Janus Twenty Fund (1)	Jan-08	Large-Cap Growth Funds	1	1 / 756	1	1 / 641	1	1 / 530	2	4 / 259		‡
Janus Fund	Oct-07	Large-Cap Growth Funds	55	411 / 756	29	183 / 641	33	175 / 530	45	117 / 259		‡
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	3	12 / 493	2	6 / 374	1	1 / 314	—	—		‡
Janus Research Fund	Jan-06	Large-Cap Growth Funds	46	342 / 756	7	43 / 641	9	46 / 530	4	10 / 259	6		37 / 679
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	13	75 / 596	8	40 / 501	7	27 / 408	44	79 / 181		‡
Janus Venture Fund (1)	Jan-01	Small-Cap Growth Funds	88	532 / 604	44	212 / 486	23	91 / 400	33	63 / 192	28		85 / 307
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	20	119 / 604	5	24 / 486	—	—	—	—	8		38 / 539
Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	47	392 / 847	1	6 / 664	1	4 / 486	—	—	7		18 / 276
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	44	358 / 817	34	233 / 692	23	132 / 574	11	33 / 323		‡
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	10 / 462	4	12 / 361	14	32 / 239	7	9 / 141	2		6 / 359
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	35	280 / 817	11	73 / 692	4	19 / 574	3	7 / 323		‡
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	41	344 / 847	63	415 / 664	28	132 / 486	—	—	39		182 / 475
Global/International Funds
Janus Overseas Fund (1)	Jun-03	International Funds	10	108 / 1141	1	2 / 815	1	1 / 676	4	13 / 339	1		2 / 674
Janus Worldwide Fund	Jun-04	Global Funds	95	422 / 446	91	317 / 350	98	263 / 268	95	117 / 123	94		279 / 298
Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	3	2 / 70	21	11 / 53	3	1 / 48	—	—	2		1 / 69
Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	34	36 / 108	16	16 / 102	36	32 / 90	—	—	20		20 / 103
Janus Global Research Fund	Feb-05	Global Funds	9	38 / 446	5	16 / 350	—	—	—	—	4		10 / 323
Janus Global Opportunities Fund	Jun-01	Global Funds	96	426 / 446	98	343 / 350	83	221 / 268	—	—	41		84 / 206
Value Funds
Janus Mid Cap Value Fund - Inv (2)	Aug-98	Mid-Cap Value Funds	7	24 / 343	11	28 / 270	15	31 / 209	—	—	2		1 / 67
Janus Small Cap Value Fund - Inv. (1),(2)	Feb-97	Small-Cap Core Funds	24	182 / 786	40	249 / 628	52	251 / 486	18	33 / 193	17		21 / 125
Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	10	51 / 557	8	34 / 464	18	67 / 393	36	67 / 189	12		60 / 544
Janus High-Yield Fund	Dec-03	High Current Yield Funds	74	340 / 460	60	232 / 387	65	218 / 339	24	39 / 167	51		175 / 348
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	37	97 / 263	28	59 / 212	22	35 / 165	32	27 / 84	36		94 / 262
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	9	53 / 655	—	—	—	—	—	—	3		13 / 563
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	6	26 / 462	—	—	—	—	—	—	2		7 / 393
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	17	69 / 429	—	—	—	—	—	—	2		6 / 338

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings may not be indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)           Closed to new investors.

(2)           Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series (“JAD”) Class S Shares

			Lipper Rankings Based on Total Returns as of 6/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	1	4 / 756	1	3 / 641	1	2 / 530	1	1 / 259		‡
Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	17	96 / 596	10	46 / 501	10	38 / 408	49	88 / 181		‡
Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	62	464 / 756	36	231 / 641	41	217 / 530	41	105 / 259		‡
INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	53	257 / 493	83	309 / 374	73	229 / 314	—	—	79		240 / 305
Orion Fund	Dec-07	Mid-Cap Growth Funds	8	42 / 596	—	—	—	—	—	—		‡
Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	22	133 / 604	—	—	—	—	—	—	11		59 / 539

Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	15 / 462	4	13 / 361	15	34 / 239	5	7 / 141	2		7 / 359
Growth and Income Fund	Nov-07	Large-Cap Core Funds	51	411 / 817	47	325 / 692	31	173 / 574	4	11 / 323		‡
Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	34	277 / 817	11	74 / 692	5	24 / 574	2	4 / 323		‡
Small Company Value Fund	Mar-02	Small-Cap Core Funds	61	478 / 786	61	378 / 628	58	280 / 486	—	—	27		109 / 416
INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	41	344 / 847	64	424 / 664	30	144 / 486	—	—	33		154 / 466
Contrarian Fund	Aug-05	Multi-Cap Core Funds	46	390 / 847	—	—	—	—	—	—	3		15 / 673

Global/International/ Funds
International Growth Fund (1)	Jun-03	International Funds	5	50 / 1141	1	3 / 815	1	2 / 676	4	12 / 339	1		3 / 674
Worldwide Fund	Jun-04	Global Funds	96	428 / 446	94	329 / 350	99	265 / 268	93	115 / 123	97		288 / 298
International Equity Fund	Nov-06	International Funds	3	24 / 1141	—	—	—	—	—	—	4		36 / 1022
INTECH Risk-Managed International Fund	May-07	International Funds	21	230 / 1141	—	—	—	—	—	—	34		374 / 1123

Value Funds
Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	7	22 / 343	10	26 / 270	14	29 / 209	—	—	21		41 / 202
INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	50	215 / 431	—	—	—	—	—	—	64		225 / 355

Alternative Funds
Long/Short Fund (1)	Aug-06	Long/Short Equity Funds	30	24 / 81	—	—	—	—	—	—	13		7 / 53

Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	13	69 / 557	15	69 / 464	28	107 / 393	39	74 / 189	15		78 / 544
Floating Rate High Income Fund	May-07	Loan Participation Funds	81	63 / 77	—	—	—	—	—	—	80		59 / 73
High-Yield Fund	Aug-05	High Current Yield	75	342 / 460	—	—	—	—	—	—	69		272 / 395

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

(1)	Closed to new investors.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series (“JAS”) Institutional Shares

			Lipper Rankings Based on Total Returns as of 6/30/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	50	103 / 205	23	44 / 191	40	68 / 173	49	29 / 59		‡
Forty Portfolio	Jan-08	VA Large-Cap Growth	1	1 / 205	1	1 / 191	2	2 / 173	2	1 / 59		‡
Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	9	12 / 148	5	6 / 136	9	10 / 123	42	16 / 38		‡

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc Mod.	4	5 / 144	6	6 / 104	10	7 / 75	7	3 / 44	5		4 / 98
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	33	67 / 207	35	64 / 183	24	40 / 166	4	3 / 79		‡
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	26	54 / 207	13	23 / 183	4	6 / 166	3	2 / 79		‡

Global/International Funds
Worldwide Growth Portfolio	Jun-04	VA Global	97	106 / 109	91	75 / 82	96	71 / 73	95	33 / 34	97		76 / 78
International Growth Portfolio(1)	Jun-03	VA International	8	19 / 247	1	1 / 212	1	1 / 194	6	5 / 93	1		1 / 194
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	6	2 / 35	22	7 / 32	4	1 / 28	-	-	4		1 / 32
Global Technology Portfolio	Jan-06	VA Science & Technology	33	20 / 60	25	14 / 56	35	19 / 54	-	-	28		16 / 57

Value Funds
Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	2	1 / 71	2	1 / 63	2	1 / 54	-	-	2		1 / 53

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	31	20 / 64	22	12 / 56	29	15 / 52	27	6 / 22	36		23 / 64

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings may not be indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)	Closed to new investors.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	***	1488	****	1488	***	1215	***	589
Janus Enterprise Fund	Mid-Cap Growth Funds	****	813	*****	813	*****	684	**	325
Janus Growth and Income Fund	Large Growth Funds	****	1488	***	1488	***	1215	****	589
Janus Research Fund	Large Growth Funds	****	1488	****	1488	****	1215	***	589
Janus Orion Fund	Mid-Cap Growth Funds	*****	813	*****	813	*****	684		N/A
Janus Twenty Fund (1)	Large Growth Funds	*****	1488	*****	1488	*****	1215	****	589
Janus Venture Fund (1)	Small Growth Funds	***	705	***	705	****	571	**	273
Janus Triton Fund	Small Growth Funds	*****	705	*****	705		N/A		N/A
Janus Global Research Fund	World Stock Funds	*****	479	*****	479		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166		N/A
Janus Global Technology Fund	Specialty-Technology Funds	****	257	****	257	****	229		N/A
Janus Overseas Fund (1)	Foreign Large Growth Funds	*****	182	*****	182	*****	157	****	75
Janus Worldwide Fund	World Stock Funds	*	479	**	479	*	400	*	208
Janus Global Opportunities Fund	World Stock Funds	**	479	*	479	**	400		N/A
Janus Balanced Fund	Moderate Allocation Funds	****	935	*****	935	****	707	****	415
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1715	***	1715	****	1325		N/A
Janus Fundamental Equity Fund	Large Blend Funds	****	1715	****	1715	****	1325	****	660
Janus Contrarian Fund	Large Blend Funds	*****	1715	*****	1715	*****	1325		N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	*****	318	*****	318	*****	225		N/A
Janus Small Cap Value Fund - Investor Shares (1,2)	Small Value Funds	****	331	****	331	***	265	****	108
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	990	****	990	****	831	***	438
Janus High-Yield Fund	High Yield Bond Funds	****	476	***	476	***	413	****	214
Janus Short-Term Bond Fund	Short-Term Bond Funds	****	381	****	381	****	303	***	164
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		82.6%		73.9%		71.4%		50.0%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings may not be indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)     Closed to new investors.

(2)     Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Adviser Series (“JAD”) S Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	*****	935	*****	935	****	707	*****	415
Fundamental Equity Fund	Large Blend Funds	****	1715	****	1715	****	1325	*****	660
Flexible Bond Fund	Intermediate-Term Bond Funds	****	990	****	990	****	831	***	438
International Growth Fund	Foreign Large Growth Funds	*****	182	*****	182	*****	157	*****	75
Forty Fund	Large Growth Funds	*****	1488	*****	1488	*****	1215	*****	589
Growth & Income Fund	Large Growth Funds	****	1488	**	1488	***	1215	*****	589
International Growth Fund (1)	Foreign Large Growth Funds	*****	182	*****	182	*****	157	*****	75
Large Cap Growth Fund	Large Growth Funds	***	1488	***	1488	***	1215	***	589
Mid Cap Growth Fund	Mid-Cap Growth Funds	****	813	*****	813	*****	684	**	325
Mid Cap Value Fund	Mid-Cap Value Funds	*****	318	*****	318	*****	225		N/A
Risk-Managed Core Fund	Large Blend Funds	****	1715	***	1715	****	1325		N/A
Risk-Managed Growth Fund	Large Growth Funds	***	1488	**	1488	***	1215		N/A
Contrarian Fund	Large Blend Funds		N/A		N/A		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Specialty-Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
High-Yield Fund	High Yield Bond Funds		N/A		N/A		N/A		N/A
Orion Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Small Company Value Fund	Small Value Funds		N/A		N/A		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Worldwide Fund	World Stock Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		83.3%		66.7%		75.0%		66.7%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings may not be indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

Note:

(1)      Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	*****	935	*****	935	****	707	*****	415
Flexible Bond Fund	Intermediate-Term Bond Funds	****	990	*****	990	****	831	****	438
Forty Fund	Large Growth Funds	*****	1488	*****	1488	*****	1215	*****	589
Fundamental Equity Fund	Large Blend Funds	****	1715	****	1715	****	1325	*****	660
Global Life Sciences Fund	Specialty-Health Funds	****	183	*****	183	****	166		N/A
Global Technology Fund	Specialty-Technology Funds	****	257	****	257	****	229		N/A
Growth & Income Fund	Large Growth Funds	****	1488	***	1488	***	1215	*****	589
International Growth Fund (1)	Foreign Large Growth Funds	*****	182	*****	182	*****	157	****	75
Worldwide Fund	World Stock Funds	**	479	**	479	*	400	**	208
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		88.9%		77.8%		77.8%		85.7%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings may not be indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)           Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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